UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 14, 2005

                            THE SERVICEMASTER COMPANY
             (Exact Name of Registrant as Specified in Its Charter)


     DELAWARE                          1-14762                 36-3858106
     --------                          -------                 ----------
(State or Other Jurisdiction       (Commission File      (I.R.S. Employer
     of Incorporation)                 Number)            Identification Number)


3250 LACEY ROAD, SUITE 600, DOWNERS GROVE, ILLINOIS                      60515
---------------------------------------------------                      -----
      (Address of Principal Executive Offices)                        (Zip Code)

       Registrant's telephone number, including area code: (630) 663-2000
                                                           --------------

                                 NOT APPLICABLE
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     Written communications pursuant to Rule 425 under the Securities Act (17 ---- CFR 230.425)

     Soliciting material pursuant to Rule 14a - 12 under the Exchange Act (17 ---- CFR 240.14a - 12)

     Pre-commencement communications pursuant to Rule 14d - 2(b) under the ---- Exchange Act (17 CFR 240.14d(b))

     Pre-commencement communications pursuant to Rule 13e - 4(c) under the ---- Exchange Act (17 CFR 240.13e - 4(c))


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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On March 14, 2005, Jonathan Ward, Chairman and Chief Executive Officer of The ServiceMaster Company, will make a presentation at an Investors Meeting which will be held in Phoenix at the Arizona Biltmore Hotel at 3:00 p.m. (EST). The Company's presentation will be broadcast live and can be accessed at the Company's website at WWW.SVM.COM. The presentation will be archived on its website for 30 days.

Attached as Exhibit 99.1 is a series of slides from the presentation that include material non-public information regarding the Company's results of operations or financial condition for a completed quarterly or annual period.

The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 2.02 and shall not be deemed to be "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

    99.1     Slides from Investor Presentation.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   THE SERVICEMASTER COMPANY


Date:  March 14, 2005             By:  /S/  ERNIE J. MROZEK
                                  -----------------------------
                                  Ernie J. Mrozek
                                  President and CFO


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                                  EXHIBIT INDEX

Exhibit
NUMBER   DESCRIPTION OF EXHIBIT
------   ----------------------
99.1     Slides from Investor Presentation.





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